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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 30, 2005



                              ACE SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2005, providing for the issuance of
   ACE Securities Corp. Home Equity Loan Trust, Series 2005-SN1, Asset-Backed
                           Pass-Through Certificates)



                              ACE SECURITIES CORP.
                              --------------------

             (Exact name of registrant as specified in its charter)

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          Delaware                   333-119047                56-2088493
          --------                   ----------                ----------
(State or Other Jurisdiction      (Commission File          (I.R.S. Employer
     of Incorporation)                Number)            Identification Number)


6525 Morrison Blvd., Suite 318,
Charlotte, North Carolina                                   28211
----------------------------------------                -------------
(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code: 704-365-0569

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 2.01         Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

                  On March 30, 2005, a series of certificates, entitled ACE Securities Corp. Home Equity Loan Trust, Series 2005-SN1, Asset-Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, among ACE Securities Corp. as depositor (the "Depositor"), Wells Fargo Bank, N.A. as master servicer and securities administrator (the "Master Servicer and Securities Administrator"), Ocwen Federal Bank FSB as a servicer and HSBC Bank USA, National Association as trustee (the "Trustee"). The Certificates consist of nine classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class CE-1 Certificates", "Class CE-2 Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, fixed rate, first lien and second lien mortgage loans having original terms to maturity up to 44 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $165,210,000 as of March 1, 2005 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated March 30, 2005, between DB Structured Products, Inc. as seller and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1 Certificates, Class A-2 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates and Class M-4 Certificates were sold by Depositor pursuant to the Amended and Restated Underwriting Agreement, dated June 24, 1999, as amended and restated to and including July 8, 2002, between the Depositor and Deutsche Bank Securities Inc., and the Terms Agreement, dated March 24, 2005 between Depositor and Deutsche Bank Securities Inc. (collectively, the "Underwriting Agreement")

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         The Certificates have the following initial Certificate Balances and
Pass-Through Rates:

                                  INITIAL CERTIFICATE
             CLASS               PRINCIPAL BALANCE(1)      PASS-THROUGH RATE
  ---------------------------    --------------------      -----------------
  A-1........................       $  97,031,000                4.25%(2)
  A-2........................       $  58,680,000                5.13%(2)(3)
  M-1........................       $   4,543,000                5.52%(2)(3)
  M-2........................       $   2,478,000                5.77%(2)(3)
  M-3........................       $   1,239,000                6.00%(2)(3)
  M-4........................       $   1,239,000                6.00%(2)(3)


(1) Approximate.
(2) The pass-through rate for each class of Offered Certificates will be subject to the applicable Net WAC Pass-Through Rate as described in this prospectus supplement under "Description of the Certificates-Pass-Through Rates."
(3) After the optional termination date, the pass-through rate applicable to the Class A-2, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates will increase by 0.50%.


                  The Certificates, other than the Class CE-1, Class CE-2 and Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated March 24, 2005 (the "Prospectus Supplement"), and the Prospectus, dated September 23, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE-1, Class CE-2 and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.


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Item 9.01         Financial Statements and Exhibits

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits



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       EXHIBIT NO.                             DESCRIPTION
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           4.1               Pooling and Servicing Agreement, dated as of March
                             1, 2005, by and among ACE Securities Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Ocwen Federal Bank FSB as a Servicer and HSBC Bank USA, National Association, as Trustee relating to the Series 2005-SN1 Certificates.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 6, 2005

                                         ACE SECURITIES CORP.


                                         By: /s/ Douglas K. Johnson
                                            ------------------------------------
                                         Name:  Douglas K. Johnson
                                         Title: President


                                         By: /s/ Evelyn Echevarria
                                            ------------------------------------
                                         Name:  Evelyn Echevarria
                                         Title: Vice President




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                                INDEX TO EXHIBITS
                                -----------------

                                                                   Sequentially
     Exhibit No.                      Description                  Numbered Page
     -----------                      -----------                  -------------

         4.1           Pooling and Servicing Agreement, dated as         7
                       of March 1, 2005, x by and among ACE
                       Securities Corp., as Depositor, Wells
                       Fargo Bank, N.A., as Master Servicer and
                       Securities Administrator, Ocwen Federal
                       Bank FSB as a Servicer and HSBC Bank USA,
                       National Association, as Trustee relating to the Series 2005-SN1 Certificates.




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                                   EXHIBIT 4.1